                                                                 Exhibit 10.24

                                                          Contract No. LH0827D
                                                                  Page 1 of 22




                          SUPPLEMENTAL AGREEMENT FOR
                          ********* MANAGED SERVICE



                                   BETWEEN



                                  AT&T CORP.



                                     AND



                          BRITE VOICE SYSTEMS, INC.




           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
              THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



                        AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

                                   8/24/98

                                                          Contract No. LH0827D
                                                                  Page 2 of 22

              CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                              TABLE OF CONTENTS


Section               Description                                              Page No.
-------               -----------                                              --------
1.1                   STATEMENT OF SERVICES                                           3
1.2                   GOVERNING TERMS                                                 3
1.3                   RELATED AGREEMENTS                                              4
1.4                   DURATION                                                        4
1.5                   DEFINITIONS                                                     4
1.6                   DESCRIPTION                                                     7
1.7                   INTELLECTUAL PROPERTY RIGHTS                                    7
1.8                   REPRESENTATIVES                                                 8
1.9                   INSTALLATION                                                    9
1.9.1                   Initial Installation                                          9
1.9.2                   Subsequent Installations for Capacity Expansion               9
1.10                  DIRECT MEASURES OF QUALITY                                     10
1.11                  NETWORK AVAILABILITY AND INTEGRITY                             10
1.12                  CHANGES FOR NONCOMPLIANCE                                      10
1.13                  SUPPLIER'S INTEGRATION AND SERVICE TESTING                     11
1.14                  ENTRANCE CRITERIA FOR SUPPLIER TESTING IN
                      COMPANY'S LIVE NETWORK                                         11
1.15                  COMPANY'S SERVICE TESTING                                      12
1.15.1                  Exit Criteria from Company's Service Testing                 13
1.16                  SUPPLIER'S COMMITTED MILESTONES                                13
1.17                  PRICES AND PAYMENT                                             14
1.18                  MAINTENANCE SUPPORT AGREEMENT                                  14
1.19                  TRANSITION PLAN                                                14
1.20                  DAMAGES                                                        14
1.21                  CREDIT FOR FUTURE PURCHASE                                     15
1.22                  MALICIOUS TERMINATION OF MANAGED SERVICE                       15


Exhibit A             ******* Service Description and NSAP Product
                      Description and Configuration                                  17
Exhibit B             Network Connectivity to NSAP for the Managed Service           20
Exhibit C             Calculation for Liquidated Damages                             21
Exhibit D             Managed Service Confidence Suite                               22





                              AT&T Proprietary (Restricted)
                        Solely for Those Persons With a Need to Know.
                            Use Pursuant to Company Instructions.

                                   8/24/98

                                                          Contract No. LH0827D
                                                                  Page 3 of 22


            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
             THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                   [LOGO]

                            1200 Peachtree Street
                            Atlanta, Georgia 30309



                                              ACCEPTANCE SHALL BE INDICATED BY
                                           SIGNING AND RETURNING DUPLICATE TO:



Brite Voice Systems                                 AT&T Corp.
250 International Parkway                           101 Crawfords Corner Road
Suite 300                                           2B-406A
Heathrow, FL 32746-5006                             Holmdel, NJ. 07733-3030
Attn: Ray Naeini                                    Attn: William F. Condon



This agreement ("Agreement") is made between AT&T Corp., ("Company"), having a place of business at 101 Crawfords Corner Road, Holmdel, NJ 07733-3030, and Brite Voice Systems Inc. ("Supplier") having a place of business at 250 International Parkway, Suite 300, Heathrow, Florida 32746-5006, do hereby agree as follows.

1.1 STATEMENT OF SERVICES:

Supplier agrees to provide, at no charge to Company, ******* as a Managed Service (as defined herein) to Company during the Term of this Agreement.

1.2 GOVERNING TERMS:

The terms and conditions of General Agreement (GA) GA0023D apply to this Agreement as if fully set forth herein, except for Sections 5.2, "Indemnity", 5.4, "Network Outage", 5.6, "Service Availability", 6.2, "Documentation", 6.12, "Training" and 6.13, "Spares" which do not apply to this Agreement. Should the terms and conditions of this Agreement conflict with the GA terms and conditions referenced above, this Agreement shall prevail. Capitalized terms not defined herein shall have the same definition as in GA0023D or in the Supplemental Agreement for ******* on NSAP (SA-LLJ268E).



                      AT&T Proprietary (Restricted)
               Solely for Those Persons With a Need to Know.
                   Use Pursuant to Company Instructions.

                                    8/24/98

                                                         Contract No. LH0827D
                                                                 Page 4 of 22

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
              THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Should the capitalized terms in SA-LLJ628E conflict with the capitalized terms in GA0023D, SA-LLJ628E shall prevail.

1.3 RELATED AGREEMENTS:

Except as otherwise set forth herein, Supplier agrees that this Agreement shall in no way negatively affect Supplier's obligations under SA-LLJ268E. Nothing in this Agreement supersedes the provisions in SA-LLJ268E, except as specified in Sections 1.9, "INSTALLATION" and 1.19 "DAMAGES" of this Agreement, and the parties agree that Supplier's milestones contained in SA-LLJ268E are hereby superseded and shall be replaced by written modification between the parties setting forth new milestones.

1.4 DURATION:

This Agreement shall be effective as of July 24, 1998 and shall continue in effect until the earlier to occur of the following two (2) events: (i) Q1 occurs for ******* as defined by SA-LLJ268E and all customers provisioned on the Managed Service Nodes have been transitioned to Installed Service Nodes deployed per SA-LLJ268E; or (ii) ************ (the "Term"). Company and Supplier agree that if the Q4 date for the Installed Service slips beyond the ************************ ********************************, the date in (ii)
of the previous sentence shall be extended accordingly. Company and Supplier further agree to use best efforts to complete the transition of customers from the Managed Service Nodes to the Installed Service Nodes by **************. The Term of this Agreement may thereafter be extended by mutual written agreement of the parties.

1.5 DEFINITIONS:

COMPANY'S CUSTOMER DATABASE means Company's database which is used to store information relating to Company's calling card customers.

COMPANY'S LIVE NETWORK means the telecommunications network carrying Company's live, revenue bearing traffic for all of Company's customers. This includes, but is not limited to, AT&T's*************************************.

COMPANY'S SERVICE DATE means the date that Company provides the Managed Service to Company's customers.

COMPANY'S SERVICE TESTING means the testing which is performed by Company to determine if the Managed Service Software and associated Managed Service Nodes meet the Managed Service Specifications.


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

                                    8/24/98

                                                         Contract No. LH0827D
                                                                 Page 5 of 22

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
              THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


CUSTOMER PROVISIONING ACTIVITIES means the tasks required to provision a customer in Company's Customer Database and to provision a customers personal ************** number to access a specific Managed Service Node.

INSTALLED SERVICE means the ************* service provided under SA-LLJ628E.

INSTALLED SERVICE NODE means an NSAP node which has been deployed in Company's Central Office and on which the Installed Service Software shall execute following Company's acceptance of the Installed Service Softwars.

INSTALLED SERVICE SOFTWARE means the software that will be providing the Installed Service on the Installed Service Nodes.

INSTALLED SERVICE SPECIFICATIONS means the complete set of requirements specified in the documents listed Exhibit D of SA-LLJ628E.

ISDN/PRI means the telephony link protocol used for inbound calls to the Managed Service Nodes and outbound calls from the Managed Service Nodes.

LIVE MANAGED SERVICE NODE means a Managed Service Node that is carrying Company's revenue bearing traffic.

MAINTENANCE PLAN means a mutually agreed interface agreement specifying the methods and procedures for addressing (i) customer complaints, and (ii) troubles with Company-provided network facilities.

MANAGED SERVICE means a consumer service provided by Supplier, and operated and maintained by Supplier at Supplier's NOC(s). Associated services, provided by Supplier, include operations surveillance, technical support structure and operations management for managed service systems.

MANAGED SERVICE CONFIDENCE SUITE means the set of test scenarios, listed in Exhibit D, used by Supplier to demonstrate to Company, Supplier's progress during Supplier's engineering integration and system integration test intervals.

MANAGED SERVICE FEATURES means the features that will be tested by Company during the acceptance testing for the Managed Service.

MANAGED SERVICE NODE means an NSAP node which has been deployed in Supplier's NOC and on which the Managed Service Software shall execute.

                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

                                    8/24/98

                                                         Contract No. LH0827D
                                                                 Page 6 of 22

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
              THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

MANAGED SERVICE SOFTWARE means the software that will be providing the Managed Service on the Managed Service Notes.

MANAGED SERVICE SPECIFICATIONS means the Installed Service Specifications excluding the references to (i) the NSAP interface to *******************,
(ii) the NSAP interface to ********, (iii) the NSAP interface to **********, and (iv) the operations and maintenance requirements specific to Company's Central Office sites documented in said requirements.

NETWORK CONNECTIONS means (i) the ************** facilities connecting Supplier's equipment in Supplier's NOCs to Company's switched network, (ii) the Network Interconnect (NI) links connecting a Managed Service Node to Company's signaling network, (iii) the ******** connections between Supplier's ethernet network within the NSAP and Company's *********** network, and (iv) the TIs between a Managed Service Node and the LEC.

NETWORK OPERATIONS CENTER OR (NOC) means Supplier's operations center(s) used to operate the Managed Service.

SERVICE RELIABILITY AND AVAILABILITY REQUIREMENTS means the requirements which specify the service reliability and availability on a per adjunct basis.

SOFTWARE UPDATE means a modification made to the Managed Service Software after Supplier's Turnover To Company.

SUPPLIER'S CUSTOMER SUPPORT ORGANIZATION means the organization responsible for providing Tier 1 Support, Tier II Support and Tier III Support to Company.

SUPPLIER'S SERVICE TEST means a series of new tests for the equipment and procedures used exclusively for the Managed Service environment, a subset of Company's operational readiness tests, and Supplier's tests contained in the NSAP Installation Guide.

SUPPLIER'S SYSTEM INTEGRATION TEST means a series of test activities that verifies system adherence to Installed Service Specifications.

SUPPLIER'S TURNOVER TO COMPANY means the date that Supplier has made available to Company the Managed Service Software and Managed Service Nodes for Company to begin Company's Service Testing.

                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

                                    8/24/98

                                                            Contract NO. LH0827D
                                                                    Page 7 of 22

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



          TIER I SUPPORT means actions, taken by Supplier's Network Operation Center personnel, required to (i) maintain the Managed Service, (ii) monitor the Managed Service, (iii) analyze alarm data and error logs, (iv) repair problems discovered through analysis of alarm data and error logs, (v) restore the Managed Service to normal operational processing capabilities, and (vi) verify that the Managed Service is operating as required in the Managed Service Specifications.

          TIER II SUPPORT means actions, taken by Supplier's Product Engineering and Deployment personnel, required to resolve problems with the Managed Service which could not be resolved by Supplier's Network Operation Center personnel providing Tier I Support.

          TIER III SUPPORT means actions, taken by Supplier's Customer Support Organization personnel to assist in the diagnosis of problems with the Managed Service which could not be resolved by Supplier's Product Engineering and Deployment personnel providing Tier II Support.

          TRANSACTION CAPABILITIES APPLICATION PART OR (TCAP) means the protocol layer of the ***************************** that defines the signaling interface between Company's Customer Database and NSAP.

          TRANSITION PLAN means the document that describes the process and sequence of tasks that must be done to move customers from the Managed Service Nodes to the Installed Service Nodes.

1.6 DESCRIPTION:

          Exhibit A describes the ******* Service Application which will reside on the NSAP, access to which will be offered as the Managed Service, and provides the Product description and Product configuration for NSAP. Supplier agrees that, as a function of the Managed Service, Supplier will own, operate, maintain and provision the NSAP platforms on which the Managed Service is provided for the Term of this Agreement. Supplier further agrees that the Managed Service Software shall meet the Installed Service Specifications.

          Company and Supplier agree that the Managed Service will be provided using Supplier's existing standard NOC facilities and capabilities for generating reports, provisioning, maintaining, and monitoring the Managed Service Nodes. Supplier will provide new and or additional equipment, processes and personnel that, in Supplier's opinion, are required for the Managed Service. Company and Supplier will mutually agree on a plan for generating reports requested by Company.

                         AT&T Proprietary (Restricted)
                 Solely for Those Persons With a Need to Know.
                    Use Pursuant to Company's Instructions.

                                    8/24/98

                                                            Contract NO. LH0827D
                                                                    Page 8 of 22


1.7 INTELLECTUAL PROPERTY RIGHTS:

          Company and Supplier agree that no features provided by the Managed Service are considered to be exclusive, developed information or an original work of authorship and no such features shall be considered to be inventions owned by the Company. Company and Supplier further agree that Company shall solely own all intellectual property rights, including, without limitation, patent rights and trade secret rights that are associated with the following concept: The combination of the following elements, an account number that can be used as a dialable number to receive telecommunication services from a particular carrier and operating as a billing mechanism to which such communication services and communication services from other carriers can be charged.


1.8 REPRESENTATIVES:

          For purposes of this Agreement, Company's Agreement Representative(s) and Company's Technical Representative(s), shall be as specified below.

Company's Agreement Representative is:

     William F. Condon
     AT&T Corp.
     Supplier Management Division
     101 Crawfords Corner Road
     Holmdel, NJ 07733-3030
     Phone      (732) 949-7256
     Facsimile  (732) 949-4364

Company Technical Representative is:

     Julie D. Regalado
     AT&T Corp.
     101 Crawfords Corner Road
     Holmdel, NJ 07733-3030
     Phone      (732) 949-1554
     Facsimile  (732) 949-5955

or such other persons as may be designated in writing from time to time by Company.

Supplier's Agreement Representative is:

     Ray Naeini
     Brite Voice Systems, Inc.
     250 International Parkway
     Suite 300



                         AT&T Proprietary (Restricted)
                 Solely for Those Persons With a Need to Know.
                    Use Pursuant to Company's Instructions.

                                    8/24/98

                                                            Contract NO. LH0827D
                                                                    Page 9 of 22

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     Heathrow, FL 32746-5006
     Phone      (407) 357-1010
     Facsimile  (407) 357-1410

Supplier's Senior Program Manager is:

     Jim Dedmon
     Brite Voice Systems, Inc.
     250 International Parkway
     Suite 300
     Heathrow, FL 32746-5006
     Phone      (407) 357-1056
     Facsimile  (407) 357-1400

or such other persons as may be designated in writing by Supplier from time to time.


1.9 INSTALLATION:

1.9.1 INITIAL INSTALLATION:

Supplier agrees to install one (1) NSAP node at Supplier's facility in Wichita, Kansas and one (1) NSAP node at Supplier's facility in Heathrow, Florida, to ensure the Service Reliability and Availability Requirements specified in "******* SERVICE RELEASE 1.0 ****************** 1.0 - FINAL
COPY, FRF 6672". For such installation, Company and Supplier agree that Supplier shall use the two (2) NSAP nodes which were designated to be delivered to Oxnard, California and Lansing, Michigan (second of two (2) nodes) as defined in SA-LLJ268E. Company agrees that Supplier shall not be responsible to deliver or liable for failure to deliver such nodes as required under SA-LLJ268E, but shall deliver them to Company as set forth in a mutually agreed to Transition Plan.

Supplier agrees that the initial installation of ******* NSAP nodes will support a service capacity of ************************ customers across the ********* NSAP nodes at the completion of Supplier's Service Test milestone listed in Section 1.16, "SUPPLIER'S COMMITTED MILESTONES". Supplier further agrees that during a disaster recovery event involving only one (1) site, the service capacity shall not degrade.

Within ************* business days following execution of this Agreement, Company and Supplier may mutually agree that the Managed Service be initially installed and thereafter provided by Supplier through NSAP nodes located at Company's Central Offices as




                    AT&T Proprietary (Restricted)
               Solely for Those Persons With a Need to Know.
                 Use Pursuant to Company Instructions.

                                     8/24/98

                                                         Contract No. LH0827D
                                                                Page 10 of 22


            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


designated by Company. Promptly thereafter, Company and Supplier shall mutually develop a plan to implement such agreement.

1.9.2 Sub sequent Installations for Capacity Expansion:

Supplier agrees to provide capacity to support an additional ***************** customers if such capacity is determined by Company to be needed. For such capacity, Company and Supplier agree that Supplier shall use the Installed Service Node that is designated to be delivered to Flemington, New Jersey as defined in SA-LLJ268E. Company agrees that Supplier shall not be responsible to deliver or liable for failure to deliver such node as required under SA-LLJ268E, but shall deliver the node to Company as set forth in a mutually agreed to Transition Plan. Supplier agrees that during a disaster recovery event involving only one (1) site, the service capacity shall not degrade below *********************** customers. Supplier further agrees that during a disaster recovery event involving ************ Managed Service Node, the service capacity shall not degrade below ************************ customers.

1.10 DIRECT MEASURES OF QUALITY:

The Direct Measures of Quality (DMoQ's) monitored by Company shall be based on the following:

1. **************************************************************************
   **************************************************************************
   **************************************************************************
   **************************************************************************
   **************************************************************************

2. **************************************************************************
   **************************************************************************
   **************************************************************************

3. **************************************************************************
   **************************************************************************
   **************************************************************************

4. **************************************************************************
   **************************************************************************


1.11 NETWORK AVAILABILITY AND INTEGRITY:

Company agrees to provide and maintain, at Company's expense, the integrity of all network connections in Company's Live Network denoted by the dashed lines in Exhibit B.


                         AT&T Proprietary (Restricted)
                 Solely for Those Persons with a Need to Know.
                     Use Pursuant to Company Instructions.

                                     8/24/98

                                                         Contract No. LH0827D
                                                                Page 11 of 22

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


Company agrees to provide additional network connectivity to Company's ITN no later than ********** days prior to Supplier's Service Test milestone listed in Section 1.16, "SUPPLIER'S COMMITTED MILESTONES". Company further agrees to provide network connectivity to Company's Live Network and make operational and available such connectivity no later than ********** days prior to Supplier's Service Test milestone listed in Section 1.16, "SUPPLIER'S COMMITTED MILESTONES". Actual use of Company's ITN and Company's Live Network will be based on mutual agreement of the parties.

Company further agrees to provide all Customer Provisioning Activities necessary to support the Managed Service.

1.12 CHANGES FOR NONCOMPLIANCE:

Company may, at any time during the Term of this Agreement, by written notice, advise Supplier of Supplier's non-compliance of the Managed Service Specifications. Supplier shall not be required to modify or enhance the Managed Service, except for such modifications relating to non-compliance of the Managed Service Specifications (all hereinafter referred to as "Modifications"). Rigorous change control shall be implemented to monitor such Modifications that are prompted primarily from Company's testing of the Managed Service. Supplier agrees that such Modifications shall not relieve Supplier from its obligations to meet committed schedules documented in
Section 1.16, "SUPPLIER'S COMMITTED MILESTONES".

All requests for Modifications shall be made in writing, via Company's
Change Control Board, to Supplier. An MR created as a results of a request for a Modification shall be assigned a Severity Level as defined in Exhibit G of SA-LLJ628E. All Modifications shall be completed by Supplier within a mutually agreed time frame.

1.13 SUPPLIER'S INTEGRATION AND SERVICE TESTING:

Supplier shall conduct Supplier's System Integration Test to demonstrate that the Managed Service complies with the Managed Service Specifications prior to Supplier's Turnover To Company. Supplier agrees to allow Company to participate, when possible, during Supplier's System Integration Test milestone interval, documented in Section 1.16, "SUPPLIER'S COMMITTED MILESTONES", to reduce the time frames for testing by Company. Company shall notify Supplier if its testing indicates that the Managed Service fails to comply with the Managed Service Specifications, specifically identifying each such failure. Supplier shall correct such failures and proceed to re-test prior to Supplier's Turnover To Company. If such failures are detected after Supplier's Turnover To Company and before Company's Service Date, Supplier shall correct such

                         AT&T Proprietary (Restricted)
                 Solely for Those Persons with a Need to Know.
                     Use Pursuant to Company Instructions.

                                     8/24/98

                                                         Contract No. LH0827D
                                                                Page 12 of 22

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


failures prior to Company's Service Date. If such failures are detected after Company's Service Date, Supplier shall correct such failures only at the direction of Company.

For any Software Updates, software upgrades or hardware upgrades, (all hereinafter referred to as "System Modifications"), Supplier shall conduct Supplier's System Integration Test (or relevant part thereof) (to demonstrate that the Managed Service Software which incorporates System Modifications, complies with the Managed Service Specifications. Supplier agrees that no System Modifications shall be made to the Managed Service Nodes after Supplier's Turnover To Company without Company's consent.

1.14 ENTRANCE CRITERIA FOR SUPPLIER TESTING IN COMPANY'S LIVE NETWORK:

The following criteria will be used to determine whether Supplier will be allowed to use Company's Live Network for Supplier's Service Test prior to Supplier's Turnover To Company.

1. **************************************************************************
   **************************************************************************
   **************************************************************************

2. **************************************************************************
   **************************************************************************
   **************************************************************************

3. **************************************************************************
   **************************************************************************
   **************************************************************************

4. **************************************************************************
   **************************************************************************

5. **************************************************************************
   **************************************************************************
   **************************************************************************

6. **************************************************************************
   **************************************************************************

7. **************************************************************************
   **************************************************************************

8. ****************************************************************

9. **************************************************************************
   *****************************************************************

10.**************************************************************************
   ************************************************************


                         AT&T Proprietary (Restricted)
                 Solely for Those Persons with a Need to Know.
                     Use Pursuant to Company Instructions.

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                                                                  Page 13 of 22

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
               THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

11.****************************************************************************
   ****************************************************************************
   *****************************************************
12.****************************************************************************
   ****************************************************************************
   ************************
13.****************************************************************************
   ************************************
14.****************************************************************************
   *****************************************************************
15.**********************************************************************
16.****************************************************************************
   ********************************************************
17.****************************************************************************
   ********************************************************
18.****************************************************************************
   ****************************************************

1.15 COMPANY'S SERVICE TESTING:

Upon completion of Supplier's System Integration Test interval, Company agrees to immediately begin to perform testing at Supplier's NOC facility located in Heathrow, Florida, on the Managed Service Node located at said facility, which is connected to Company's ITN, in order for Company to complete items********************** of Section 1.14. "ENTRANCE CRITERIA FOR SUPPLIER'S TESTING IN COMPANY'S LIVE NETWORK".

Upon Supplier's Turnover To Company, Company shall begin Company's Service Testing. Company's Service Date shall be determined by the completion of Company's Service Testing and by meeting the exit criteria documented in
Section 1.15.1, "Exit Criteria from Company's Service Testing". Company agrees that Company's Service Testing shall be based on the Managed Service Specifications.

1.15.1 EXIT CRITERIA FROM COMPANY'S SERVICE TESTING:

The following criteria will be used to determine whether Supplier's Managed Service Software will exit Company's Service Testing and revenue bearing traffic will be routed to the Live Managed Service Nodes.
1.*****************************************************************************
  *****************************************************************************




                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                       Use Pursuant to Company Instructions.

                                    8/24/98
                                                           Contract No. LH0827D
                                                                  Page 14 of 22


2. ****************************************************************************
   ****************************************************************
3. ****************************************************************************
   *********************************************************************
4. ****************************************************************************
   *************************************************************************
5. ****************************************************************************
   ****************************************************************************

1.16 SUPPLIER'S COMMITTED MILESTONES:

Supplier shall comply with the committed milestones set forth in this
Section 1.16.

-------------------------------------------------------------------------------
              MILESTONE                                 START           END
                                                         DATE          DATE
-------------------------------------------------------------------------------
***********************************************         ******        ********
*************************************************     **********       ******
                                                      **********
*************************************************      ********       ********
-------------------------------------------------------------------------------

-Dagger- Use of Company's Live Network shall be dependent on meeting the criteria specified in Section 1.14, "ENTRANCE CRITERIA FOR SUPPLIER TESTING IN COMPANY'S LIVE NETWORK".

1.17 PRICES AND PAYMENT:

Supplier agrees to provide the Managed Service contracted under this Agreement at *********** to Company. Supplier further agrees that Company will ********* for any equipment at Supplier's NOCs.

1.18 MAINTENANCE SUPPORT AGREEMENT:

Company and Supplier agree that Supplier shall provide Tier I Support, Tier II Support, and Tier III Support for the Managed Service during the Term of this Agreement. Supplier agrees to provide proactive maintenance during the ******* per week and ***************** per day surveillance of the Managed Service. Company



             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                 THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                       Use Pursuant to Company Instructions.

                                    8/24/98
                                                           Contract No. LH0827D
                                                                  Page 15 of 22


and Supplier further agree to develop a Maintenance Plan. Supplier agrees to provide reactive maintenance based on customer complaints as outlined in said Maintenance Plan.

1.19 TRANSITION PLAN:

Company and Supplier agree that a written transition plan will be developed and mutually agreed upon no later than the ******************************** ****************************************************. The transition plan, among other things, will contain milestones to de-install, pack and ship NSAP nodes in Wichita, Kansas and Heathrow, Florida to the designated Company locations following the completion of the transition to NSAP nodes installed in Company's Central Office sites.

1.20 DAMAGES:

Neither party shall be responsible to the other for any damages of any type arising under this Agreement or from access to or lack of access to the Managed Service. Supplier specifically disclaims all warranties including warranties of merchantability and fitness for a particular purpose. Notwithstanding the first sentence of this Section 1.20, Supplier shall be responsible for its obligations to indemnify and to pay damages as provided under Section 4.3 of GA0023D, with the exception of the last sentence of such section 4.3. Under no circumstances, shall either party be responsible to the other for any lost profits or expectation damages of any type.

Company agrees that Supplier is not liable for any liquidated damages under
Section 1.16 of SA-LLJ628E with respect to the timing of delivery of
Software. If Supplier's ******************************************************
************************, is not met, Supplier agrees to pay Company liquidated damages************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
***********************************************.

121. CREDIT FOR FUTURE PURCHASE:

******************************************************************************
******************************************************************************
******************************************************************************
*****************************************************************************


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                 THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                       Use Pursuant to Company Instructions.

                                   8/24/98

                                                          Contract No. LH0827D
                                                                 Page 16 of 22

******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

1.22 MALICIOUS TERMINATION OF MANAGED SERVICE:

If Supplier intentionally and maliciously permanently ceases to provide the Managed Service, in breach of this Agreement and as long as SA-LLJ628E has not been canceled, then Supplier agrees to pay Company liquidated damages ********
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
***************************. Any termination of providing the Managed Service under the terms of Section 4.3 of GA0023D shall not give rise to any liquidated damages. The total of all liquidated damages under this Agreement shall be limited to the amount of ********************************************
******************************************************************************
*******************.

IN WITNESS WHEREOF, the Supplier and Company have executed this Agreement in duplicate as of the dates set forth below.

BRITE VOICE SYSTEMS, INC.


/s/ Ray S. Naeini
-------------------------
Signature


    Ray S. Naeini
-------------------------
Name - typed or printed


SVP & GM
-------------------------
Title - typed or printed


9-8-98
-------------------------
Date



AT&T CORP.


                          AT&T Proprietary (Restricted)
                    Solely for Those Persons With a Need to Know.
                       Use Pursuant to Company Instructions.

                                   8/24/98

                                                          Contract No. LH0827D
                                                                 Page 17 of 22



/s/ William F. Condon
-------------------------------
Signature


William F. Condon
-------------------------------
Name - typed or printed


Manager -- Supplier Management Division
---------------------------------------
Title - typed or printed


8/25/98
-------------------------------
Date














                          AT&T Proprietary (Restricted)
                    Solely for Those Persons With a Need to Know.
                       Use Pursuant to Company Instructions.

                                   8/24/98

                                                          Contract No. LH0827D
                                                                 Page 18 of 22

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
              THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



                               EXHIBIT A


  *******Service Description and **** Product Description and Configuration


1.0 ******Service Description
    **************************************************************************
    **************************************************************************
    **************************************************************************
    ******************************************


2.0 Product Configuration

    **************************************************************************
    -     ********************************
    -     *******************************************************
    -     *****************************************
    -     ***********************************************************
    -     ***************************************************************
    -     *****************************************************
    -     ********************************************************************
          *********************

    **********************************************************************







                          AT&T Proprietary (Restricted)
                    Solely for Those Persons With a Need to Know.
                       Use Pursuant to Company Instructions.

                                    8/24/98

                                                           Contract No. LH0827D
                                                                  Page 19 of 22


           Confidential material omitted and filed separately with the Commission. Asterisks denote such omissions.

                   NSAP NODE TELCO CABINET CONFIGURATION
                        TO SUPPORT THE MANAGED SERVICE


          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
                        *****************************************












                               AT&T PROPRIETARY (RESTRICTED)
                      SOLELY FOR THOSE PERSONS WITH A NEED TO KNOW.
                           USE PURSUANT TO COMPANY INSTRUCTIONS.

                                    8/24/98

                                                           Contract No. LH0827D
                                                                  Page 20 of 22


           Confidential material omitted and filed separately with the Commission. Asterisks denote such omissions.

           NSAP NODE APPLICATION PROCESSING UNIT (APU) CABINET CONFIGURATION
                           TO SUPPORT THE MANAGED SERVICE


          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
                        *****************************************








                               AT&T PROPRIETARY (RESTRICTED)
                      SOLELY FOR THOSE PERSONS WITH A NEED TO KNOW.
                           USE PURSUANT TO COMPANY INSTRUCTIONS.

                                    8/24/98

                                                           Contract No. LH0827D
                                                                  Page 21 of 22


           Confidential material omitted and filed separately with the Commission. Asterisks denote such omissions.

                                  EXHIBIT B

               NETWORK CONNECTIVITY TO NSAP FOR THE MANAGED SERVICE

          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
                        *****************************************












                               AT&T PROPRIETARY (RESTRICTED)
                      SOLELY FOR THOSE PERSONS WITH A NEED TO KNOW.
                           USE PURSUANT TO COMPANY INSTRUCTIONS.

                                    8/24/98

                                                           Contract No. LH0827D
                                                                  Page 22 of 22


           Confidential material omitted and filed separately with the Commission. Asterisks denote such omissions.

                                   EXHIBIT C

                     CALCULATION FOR LIQUIDATED DAMAGES

          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
                        *****************************************












                             AT&T PROPRIETARY (RESTRICTED)
                    SOLELY FOR THOSE PERSONS WITH A NEED TO KNOW.
                         USE PURSUANT TO COMPANY INSTRUCTIONS.

                                    8/24/98

                                                           Contract No. LH0827D
                                                                  Page 23 of 22


           Confidential material omitted and filed separately with the Commission. Asterisks denote such omissions.

                                      EXHIBIT D

                         MANAGED SERVICE CONFIDENCE SUITE

          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
                        *****************************************












                             AT&T PROPRIETARY (RESTRICTED)
                    SOLELY FOR THOSE PERSONS WITH A NEED TO KNOW.
                         USE PURSUANT TO COMPANY INSTRUCTIONS.